Exhibit 10.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is made and entered into this 14th day of July, 2010, by and between Utah State Retirement Investment Fund, an independent agency of the State of Utah (“Landlord”), and Wireless Ronin Technologies Inc., a Minnesota corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord is the owner of that certain building known as Baker Technology Plaza located at 5929 Baker Road, City of Minnetonka, County of Hennepin, State of Minnesota (the “Building”); and

WHEREAS, Landlord and Tenant entered into a Lease dated June 1, 2007 (“Original Lease”), as ratified and modified by that certain Ratification Agreement of Commencement and Termination Dates of Multi-Lease Agreement and Amendment to Multi-Lease Agreement dated November 15, 2007 (“Ratification”) (the Original Lease and Ratification are sometimes collectively referred to herein as the “Lease”), wherein Landlord leased to Tenant and Tenant leased from Landlord Suite 475 consisting of approximately 19,089 rentable square feet of area in the Building (the “Premises”); and

WHEREAS, the expiration of the initial term of the Lease for the Premises (the “Term”) is January 31, 2013 (“Initial Termination Date”); and

WHEREAS, Landlord has agreed to amend the Lease so as to extend the Term of the Lease, upon the terms and conditions set forth below; and

WHEREAS, until the “Effective Date” defined herein, the terms and conditions of the Lease shall control.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease shall be amended as follows:

1.           Recitals.  The above recitals shall constitute an integral part of this Amendment.

2.           Capitalized Terms.  Capitalized terms set forth in this Amendment shall have the same meaning as in the Lease, unless specifically modified and amended herein.

3.           Term of Lease.   The Term of the Lease for the Premises shall be extended for a period of sixty (60) months (the “Extension Term”) and shall terminate on January 31, 2018 (“Extended Termination Date”).  Tenant agrees that it continues to occupy the Premises and shall do so upon the terms and conditions as set forth in the Lease until August 1, 2010 (“Effective Date”).  All references in the Lease to the Term shall hereafter be deemed to include the Extension Term.

4.           Base Rent.  Until the Effective Date, Tenant shall pay Landlord Base Rent for the Premises in the amount indicated in the Lease.  Commencing on the Effective Date, the Base Rent for the Premises shall be as follows:

Months	Base Rent PSF	Annual Base Rent	Monthly Base Rent
August 1, 2010 – July 31, 2011	$8.50	$162,256.50	$13,521.37
August 1, 2011 – July 31, 2012	$8.76	$167,219.64	$13,934.97
August 1, 2012 – July 31, 2013	$9.02	$172,182.78	$14,348.57
August 1, 2013 – July 31, 2014	$9.29	$177,336.81	$14,778.07
August 1, 2014 – July 31, 2015	$9.57	$182,681.73	$15,223.48
August 1, 2015 – July 31, 2016	$9.86	$188,217.54	$15,684.80
August 1, 2016 – July 31, 2017	$10.16	$193,944.24	$16,162.02
August 1, 2017 – January 31, 2018	$10.46	$199,670.94	$16,639.25

             5.           Operating Expenses and Real Estate Taxes.  During the Term, the Extension Term, and any Option Term (as defined below), Tenant shall pay Tenant’s Share of Real Estate Taxes and Operating Expenses for the Premises in the amount indicated in the Lease.

6.           Security.

a)  Letter of Credit.  Until the Effective Date and the date that Tenant provides to Landlord a fully enforceable New Letter of Credit as defined herein, the Letter of Credit referenced in paragraph 5.1 of the Lease (“Initial Letter of Credit”) shall remain in full force and effect.   Tenant agrees and understands that this Amendment is conditioned upon Landlord’s receipt of the fully executed letter of credit substantially in the form as set forth on Exhibit A (“New Letter of Credit”) attached hereto simultaneously upon execution of this Amendment.  In the event Landlord has not received a fully executed New Letter of Credit in satisfaction with these terms by said date, this Amendment shall be null and void at Landlord’s option.  The New Letter of Credit shall be issued in the amount of $300,000.00.  The amount of the New Letter of Credit shall, subject to the terms and conditions set forth in the form on Exhibit B, be reduced as follows:  to $240,000.00 on August 1, 2011; to $180,000.00 on August 1, 2012; to $120,000.00 on August 1, 2013; and to $60,000.00 on August 1, 2014.

Landlord may draw on the New Letter of Credit upon prior notice to Tenant and upon submission of a certificate of Landlord, certifying the following: (i) that Tenant has defaulted under the Lease and or this Amendment (describing with specificity Tenant's default under a specific provision of the Lease or this Amendment), (ii) that Landlord has provided notice to Tenant of such default as required by the Lease, (iii) that the applicable cure period has passed, and (iv) describing Landlord's actual monetary damage due to said default.

So long as Tenant is not in default under the Lease or this Amendment, the New Letter of Credit shall be released on August 1, 2015.

Provided Tenant is not in default under the Lease or this Amendment, and so long as Landlord has received the executed and enforceable New Letter of Credit as provided herein, Landlord shall release the Initial Letter of Credit on the Effective Date.

b)           Security Deposit.  As of the Effective Date, and so long as Tenant has provided to Landlord the New Letter of Credit described in 6 a) above, the language in paragraph 5.2 of the Lease shall be deleted in its entirety and the following shall apply in its place:

“Upon release of the New Letter of Credit described in this Amendment, Tenant shall deposit with Landlord $13,521.37 as security for Tenant's faithful performance of its obligations under the Lease and this Amendment.  If Tenant fails to pay rent or other charges due under the Lease or this Amendment, or otherwise defaults with respect to any provision of the Lease and this Amendment, Landlord may use, apply, or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage that Landlord may suffer thereby.  If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant.  Landlord shall not be required to keep said security deposit separate from its general accounts.  If Tenant performs all of its obligations under the Lease and this Amendment, said deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term or any extension thereof, and after Tenant has vacated the Premises.  No trust relationship is created herein between Landlord and Tenant with respect to said security deposit.”

7.           Limited Improvements.  Tenant acknowledges that Tenant has occupied the Premises and has had ample opportunity to inspect the same.  Tenant hereby accepts the Premises and existing improvements thereto in their “AS IS” condition, provided, however, Landlord agrees, using a contractor of Landlord’s choice, to make the following limited improvements (“Limited Improvements”) to or for the benefit of the Premises, all of which shall be subject to the Limited Improvements Allowance (defined below) except as otherwise specifically provided herein:

a)           Installing a back-up generator and required improvements therefore, such as a concrete pad, cabling, utilities, and utility meters (collectively “Generator”) to maintain Tenant’s network operating center. Such Generator will be separately metered and all costs for the utilities and operation of the Generator shall be paid by Tenant.   Tenant shall submit plans and specifications for such Generator to Landlord as soon hereafter as reasonably possible, including but not limited to the proposed location of such Generator.  Landlord shall have the right, at its sole and absolute discretion, to approve the plans and specifications of the Generator, and once approved, the Generator and will be installed by Landlord, using a contractor of Landlord’s choice, in the location in the Industrial Center mutually agreed upon by Landlord and Tenant (“Generator Site”), on a concrete pad, which concrete pad shall also be installed by Landlord, using a contractor of Landlord’s choice.  Tenant agrees and understands that notwithstanding anything in the lease to the contrary, it shall be Tenant’s responsibility, at Tenant’s sole cost and expense and at its sole risk, to: (i) repair and maintain such Generator during the Term and any extension thereof; (ii) to remove such Generator upon termination or expiration of the Lease, and (iii) repair any damage to the Industrial Center, Building, Generator Site, and/or Premises arising from the operation, repair, maintenance and/or removal of such Generator.   Landlord hereby grants to Tenant a license to access such Generator and Generator Site for the purposes of operating, maintaining, repairing, and removing the same.  Tenant shall maintain, repair and operate the Generator in accordance with all federal, state and local laws, rules and building codes. In accessing, operating, maintaining, repairing or removing the Generator, Tenant shall not do anything to negate any of Landlord’s warranties pertaining to the Industrial Center, the Building, the Generator Site, or the Premises.  Tenant agrees to indemnify, defend, protect and hold Landlord harmless from and against any and all losses, damages, causes of action, claims, liabilities, costs and expenses (including reasonable attorneys’ fees and court costs), suffered or incurred by Landlord as a result of the Generator, or from mechanics’ liens, injury to persons or damage to the Industrial Center, the Premises, Generator Site, or the Building or other property, personal or otherwise (collectively “Site”) in connection therewith, including, but not limited to losses, damages, causes of action, claims, liabilities, costs and expenses (including reasonable attorneys’ fees and court costs) resulting from fire, explosion, flooding, frost, steam, excessive heat or cold, sewage, gas, odors or noise.  Tenant shall conduct such use and installation of the Generator and shall otherwise enter upon the Site at its sole risk, cost, and expense, and Landlord shall not be liable for damage thereto or theft or misappropriation thereof.  In connection with the foregoing, Tenant will maintain commercial general liability insurance covering the Generator, the Generator Site, and actions by Tenant, and naming Landlord as additional insured, insuring against claims for personal injury and damage to the Generator and Generator Site with a minimum limit of $2,000,000.00 combined single limit per occurrence and in the aggregate as applicable for bodily injury, personal injury or property damage, including loss of use thereof.  Coverage shall include premises-operations, products/completed operations and contractual liability with respect to any liability assumed by Tenant hereunder.  Tenant shall supply Landlord with a certificate of proof of such insurance which complies with the policy limitations set forth above, and naming Landlord as an additional insured. Tenant will also maintain workers’ compensation or similar insurance to the extent required by law, and shall cause all of its contractors and subcontractors to comply with all of the foregoing liability and workers’ compensation insurance requirements.  The license granted as a result of the Generator shall be coterminous with the term of this Lease, provided, in the event the Generator is required to be removed by any applicable governmental agency, rule or regulation, or if the same is reasonably deemed by Landlord or any governmental agency or any insurance carrier to be a hazard to life, safety, the Industrial Center, the Building, the Premises, or any tenant or occupant thereof, Landlord shall have the right to terminate Tenant’s right to use the Generator and Generator Site upon thirty (30) days written notice, provided further that upon such termination, all indemnity and removal/repair obligations of Tenant herein shall survive. This license shall be personal to Tenant and Tenant shall not assign its rights granted for the Generator to any party without first obtaining the written approval of Landlord.  Tenant shall be required to make any repairs to the Industrial Center, the Premises, the Generator Site, or the Building necessitated by reason of the default or neglect of Tenant or by the maintenance, repair, or operation of the Generator.  Upon expiration or termination of the Lease, Tenant shall restore the Industrial Center, the Premises, the Generator Site, or the Building to the condition in which it existed prior to installation of the Generator.

b)           Installing an uninterrupted power supply (UPS) and additional cooling unit to be located in the Tenant’s data center.

c)           Upgrading all lights in the Premise to LED (high efficiency lighting) or such other additional improvements to the Premises as Tenant may specify to Landlord, subject to the Landlord’s written approval of the same and subject to the Limited Improvements Allowance (defined below).

The Limited Improvements shall be completed by Landlord, using a contractor of Landlord’s choice, within a time period and upon a schedule mutually agreeable to Landlord and Tenant, taking into consideration the cost of labor, and interference with the operations within the Premises and in or about the Generator Site, provided, however, Tenant agrees that notwithstanding anything herein to the contrary, Landlord shall not be required to make any of the Limited Improvements to the Premises after July 31, 2011.  In connection with the foregoing, Landlord agrees to diligently pursue completion of the Limited Improvements by July 31, 2011, so long as Tenant cooperates with Landlord to approve any necessary plans, specifications, and schedule for such Limited Improvements.

     8.           Cost of Limited Improvements.  Notwithstanding anything to the contrary provided herein or in the Lease, Landlord shall not be obligated to pay more than One Hundred Ninety Thousand Eight Hundred Ninety and NO/100 Dollars ($190,890.00) (the "Limited Improvements Allowance") toward the cost of the Limited Improvements.  The balance, if any, of the cost of the Limited Improvements (“Additional Cost”), including, but not limited to, usual markups for overhead, supervision and profit, shall be paid by Tenant.  Landlord may require that Tenant pay Landlord the Additional Cost based upon Landlord’s final cost estimate of the Limited Improvements (“Final Cost Estimate”) prior to the commencement of construction of the Limited Improvements.  Any portion of the Additional Cost not paid by Tenant prior to commencement of construction of the Limited Improvements shall be paid to Landlord either to Landlord or, if Landlord so indicates, directly to the persons named as payees on supporting invoices, upon demand from Landlord and receipt of Landlord’s supporting invoices therefor.  Landlord will use reasonable care in preparing the cost estimates, but they are estimates only and do not limit Tenant’s obligation to pay for the actual Additional Cost of the Limited Improvements, whether or not it exceeds the estimated amounts.  If Landlord directs Tenant to pay such amounts directly to the persons named as payees on such invoices, Tenant shall provide Landlord with evidence of such payment within ten (10) days of Landlord's original demand.  In the event that Tenant fails to pay any amount required to be paid to Landlord pursuant to this paragraph 8 within ten (10) days of Landlord's original demand, then such amount shall bear interest at the lesser of two percent (2%) per month or the highest rate legally allowed.

The cost of the Limited Improvements shall consist of all direct and indirect "hard" and "soft" costs of designing, developing, constructing, and completing the Limited Improvements, including, without limitation, the following:

a)           The cost of preparing any construction drawings and specifications, and mechanical, electrical, and structural drawings and specifications, including the cost of any changes, additions, deletions, or alterations thereto required by either party hereto or by the Fire Department, Building or Planning Department, Building Inspector, or any other agency or authority having jurisdiction over the Industrial Center or the Limited Improvements;

b)           All permit and license fees and taxes and other governmental charges relating to the Limited Improvements;

c)           All construction management and supervision fees;

d)           All costs of labor and materials employed or used in the construction of the Limited Improvements, including, without limitation, all amounts paid to contractors, architects, engineers, subcontractors, and material men;

e)           All rental costs for necessary temporary facilities, machinery, equipment, and tools;

f)           The cost of premiums for insurance and bonds, to the extent attributable to the undertaking of the work described for the Limited Improvements; and

   g)           All clean-up costs and other costs associated with teh removal of debris.

    h)           Any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Limited Improvements and any increase in the cost of Limited Improvements caused by (i) Tenant’s failure to submit information to the Landlord or approve any plans, specifications, or cost estimates within the time periods required herein or if no time period is specified herein, then within 30 days; (ii) any delays in obtaining any items or materials constituting part of the Limited Improvements requested by Tenant, (iii) any changes requested by Tenant to any final plan or specification or drawing, or (iv) any other delay requested or caused by Tenant (collectively, “Tenant Delays”).

If Landlord is obstructed or delayed in the commencement or completion of the Limited Improvements by flood or inclement weather, fire, earthquake, act of God, war, strike, picketing, boycott or lockout, governmental or legal intervention, governmental permit or zoning approvals, or any other cause beyond the control of Landlord, including but not limited to any changes requested by Tenant or any scheduling by Tenant or the Tenant’s operations in the Premises during the construction or completion of the Limited Improvements, then the date for completion of the Limited Improvements shall be extended for that period of time necessary to make up for the construction time loss because of any or all of the causes aforesaid, and Landlord shall have no liability of any kind whatsoever to Tenant as a result of such delay.

9.           Additional Allowance Payment.  Notwithstanding anything herein to the contrary, Tenant shall continue to pay to Landlord the Additional Allowance described in paragraph 3 of the Ratification, provided, however, such paragraph shall be modified as follows:

a)	in the Third line, the words “and throughout the Term” are hereby replaced with “and through the Initial Termination Date”; and
b)	in the fifth line, the words “amortized over the Term” are hereby replaced with “amortized from the Commencement Date over and through the Initial Termination Date”.

10.           Option to Renew.  Paragraph 48 of the Lease shall be deleted in its entirety and the following shall apply in its place:

“48.           Option.  Subject to the terms of Article 38 of the Lease, Tenant shall have one (1) Option to extend the Term of the Lease for a period of three (3) years (“Option Term”) immediately following the Extension Term as provided in the Amendment.  The Option shall be exercised, if at all, by written notice delivered by Tenant to Landlord not later than nine (9) months prior to the end of the Extension Term.   Provided Tenant has properly and timely exercised the Option, the Extension Term shall be extended by the Option Term, and all terms, covenants and conditions of the Lease and the Amendment shall remain unmodified and in full force and effect, except for the Base Rent, which shall be adjusted to the “Fair Market Rental Value” of the Premises, as reasonably agreed upon by the Landlord and the Tenant within sixty (60) days of Tenant’s notice.  If the parties are unable to agree on “Fair Market Rental Value”, it shall be established pursuant to this Section 48.  In such case, each party shall designate an independent appraiser (the “Initial Appraisers”) to provide an estimate of “Fair Market Rental Value” (collectively, the “Initial Appraisals”).  If the “Fair Market Rental Values” described in the Initial Appraisals differ by ten percent (10%) or less, the “Fair Market Rental Value” shall be the average of the two appraised rental values.  If the “Fair Market Rental Values” described in the Initial Appraisals differ by greater than ten percent (10%), the Initial Appraisers shall designate a third independent appraiser, who shall be retained to study the Initial Appraisals and designate one Initial Appraisal value which best reflects the more accurate Fair Market Rental Value.  The costs incurred in the determination of “Fair Market Rental Value” shall be split evenly between Landlord and Tenant.  Notwithstanding the foregoing provisions of this paragraph, in no event shall the Base Rent during the Option Term be less than the Base Rent payable by Tenant during the last year of the Extension Term.”

11.           Option of Early Termination.  Paragraph 51 of the Lease is hereby deleted in its entirety.

12.           Brokerage.  Tenant represents and warrants to Landlord that neither it nor its officers or agents, nor any one acting on its behalf has dealt with any real estate broker in the negotiating or making of this Amendment other than Jones Lang LaSalle (“Tenant’s Broker”).  Tenant agrees to indemnify and hold Landlord, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims and losses, including reasonable attorneys’ fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Premises or the Building, or to have caused Tenant to enter into this Amendment.  Landlord represents and warrants to Tenant that neither it nor its officers or agents, nor anyone acting on its behalf, has dealt with any real estate broker in the negotiating or making of this Amendment other than Northmarq (“Landlord’s Broker”).  The brokers’ commission and/or finders’ fees arising out of this Lease on behalf of Tenant’s Broker and Landlord’s Broker shall be paid by Landlord pursuant to a separate written agreement.

13.           Headings.  Paragraph headings used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

14.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed, shall be deemed to be an original, and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument.

15.           Construction.  This Amendment shall be construed under the laws of the State of Minnesota.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law.  If any such provision of this Amendment shall be determined to be invalid or unenforceable, such provision shall not be ineffective to the extent of such prohibition or invalidity without invalidating or otherwise affecting the remaining provisions of this Amendment.

16.           Survival of Other Terms and Conditions.  Except as modified herein, all other terms and conditions of the Lease shall remain in full force and effect, and nothing herein shall be construed to relieve either Landlord or Tenant of any obligations as set forth therein.

17.           Entire Agreement.  The Lease, this Amendment, and the Exhibits attached thereto, constitute the entire understanding of the parties hereto with respect to the transaction contemplated thereby, and supersede all prior agreements and understandings between the parties with respect to the subject matter.  No representations, warranties, undertakings or promises, whether oral, implied, written or otherwise, have been made by either party hereto to the other unless expressly stated in the above-referenced documents, or unless mutually agreed to in writing between the parties hereto after the date hereof, and neither party has relied upon any verbal representations, agreements or understandings not expressly set forth herein.

18.           Submission of Amendment.  The submission of this Amendment for examination does not constitute a reservation of or option for the Premises and this Amendment shall become effective only upon execution and delivery thereof by Landlord and Tenant.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the day and year first above written.

LANDLORD:                                                                           Utah State Retirement Investment Fund,
an independent agency of the State of Utah

By CB Richard Ellis Investors L.L.C.,
Its Agent

By___/s/ A. Gavin Hinze_______________
Name _A. Gavin Hinze________________
Its  __Authorized Signatory_____________

By__/s/ Michael J. Everly______________
Name___ Michael J. Everly_____________
Its ____Authorized Signatory____________

TENANT:                                                                Wireless Ronin Technologies Inc.,
a Minnesota corporation

By___/s/ Darin McAreavey_____________
Name ___Darin McAreavey_____________
Its _________CFO_____________________

EXHIBIT A

FORM OF LETTER OF CREDIT

[LETTERHEAD OF ISSUING BANK]

IRREVOCABLE STANDBY LETTER                                                                                     DATE OF ISSUANCE:
OF CREDIT NO:                                                                           EXPIRATION DATE:

BENEFICIARY:                                                                           APPLICANT:
(LANDLORD)                                                                                     (TENANT)

Utah State Retirement Investment Fund                                                                        Wireless Ronin Technologies
c/o CB Richard Ellis Investors	14700 Martin Drive
515 Flower Street, Suite 3100                                                                                       Eden Prairie, MN  55344
Los Angeles, CA  90071                                                                                     Attn:  ___________________
Attn: Director of Asset Management

with a copy to:

NorthMarq
3500 American Boulevard West, Suite 200
Bloomington, Minnesota 55431

AS THE ISSUING BANK ("ISSUER"), WE HEREBY ESTABLISH THIS IRREVOCABLE STANDBY LETTER OF CREDIT NO. ________________ (THIS "LETTER OF CREDIT") IN FAVOR OF THE ABOVE-NAMED BENEFICIARY ("BENEFICIARY") FOR THE ACCOUNT OF THE ABOVE-NAMED APPLICANT ("APPLICANT") IN THE AMOUNT OF USD $300,000.00 (THREE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS).

THE AVAILABLE BALANCE IS SUBJECT TO THE FOLLOWING SCHEDULE:

DATE:                                                                           AMOUNT:
ISSUE DATE THROUGH 7/31/11                                   $300,000.00
(8/1/11– 7/31/12)                                                                $240,000.00
(8/1/12 - 7/31/13)                                                                $180,000.00
(8/1/13 – 7/31/14)                                                                $120,000.00
(8/1/14 – 7/31/15)                                                                $  60,000.00

DURING EACH OF THE TIMES SPECIFIED ABOVE, THE AMOUNT THAT MAY BE DRAWN UNDER THIS LETTER OF CREDIT SHALL EQUAL THE AMOUNT SHOWN ABOVE FOR SUCH SPECIFIED TIME, LESS THE AMOUNT OF ALL PRIOR DRAWINGS DURING THE APPLICABLE PERIOD OF TIME.  THIS PARAGRAPH SHALL NOT SUPERSEDE THE EXPIRATION DATE OF AUGUST 1, 2015 OF THIS LETTER OF CREDIT, AND THE AMOUNT THAT MAY BE DRAWN HEREUNDER SHALL BE $0 AFTER JULY 31, 2015 UNLESS ISSUER HAS RECEIVED NOTICE OF DEFAULT OF TENANT.

BENEFICIARY MAY DRAW ALL OR ANY PORTION OF THIS LETTER OF CREDIT AT ANY TIME AND FROM TIME TO TIME AND ISSUER WILL MAKE FUNDS IMMEDIATELY AVAILABLE TO BENEFICIARY UPON PRESENTATION OF BENEFICIARY'S DRAFT(S) AT SIGHT IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT "A" ("SIGHT DRAFT") DRAWN ON ISSUER AND ACCOMPANIED BY THIS LETTER OF CREDIT, TOGETHER WITH A CERTIFICATE IN THE FORM OF EITHER EXHIBIT "B" OR EXHIBIT "C" ("DRAWING CERTIFICATE"), EACH DULY EXECUTED BY THE BENEFICIARY, WITH THE SIGNATOR INDICATING HIS OR HER TITLE OR OTHER OFFICIAL CAPACITY.  NO OTHER DOCUMENTS WILL BE REQUIRED TO BE PRESENTED.  THE ISSUER WILL EFFECT PAYMENT UNDER THIS LETTER OF CREDIT WITHIN 3 BUSINESS DAYS OF THE ISSUER AFTER PRESENTMENT OF THE SIGHT DRAFT(S), LETTER OF CREDIT AND DRAWING CERTIFICATE.

ISSUER WILL HONOR ANY SIGHT DRAFT(S) PRESENTED IN SUBSTANTIAL COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT AT THE ISSUER'S OFFICE LOCATED AT ________________________________ ON OR BEFORE THE ABOVE STATED EXPIRATION DATE, AS SUCH EXPIRATION DATE MAY BE EXTENDED HEREUNDER.  PARTIAL AND MULTIPLE DRAWS AND PRESENTATIONS ARE PERMITTED ON ANY NUMBER OF OCCASIONS.  FOLLOWING ANY PARTIAL DRAW, ISSUER WILL ENDORSE THIS LETTER OF CREDIT AND RETURN THE ORIGINAL TO BENEFICIARY.

THIS LETTER OF CREDIT WILL BE AUTOMATICALLY EXTENDED EACH YEAR WITHOUT AMENDMENT (EXCEPT FOR THE AMOUNTS PROVIDED ON THE REDUCTION SCHEDULE SET FORTH ABOVE) FOR A PERIOD OF ONE YEAR FROM THE EXPIRATION DATE HEREOF, AS EXTENDED (BUT IN NO CASE AFTER JULY 31, 2015 UNLESS ISSUER HAS RECEIVED NOTICE OF DEFAULT OF TENANT), UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRATION DATE, ISSUER NOTIFIES BENEFICIARY BY REGISTERED MAIL THAT IT ELECTS NOT TO EXTEND THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD.  NOTICE OF NON-EXTENSION WILL BE GIVEN BY ISSUER TO BENEFICIARY AT BENEFICIARY'S ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS AS BENEFICIARY MAY DESIGNATE TO ISSUER IN WRITING AT ISSUER'S LETTERHEAD ADDRESS

THIS LETTER OF CREDIT IS FREELY TRANSFERABLE IN ITS ENTIRETY (BUT NOT IN PART), TO ANY SUCCESSOR LANDLORD UNDER THE LEASE WITH THE ACCOUNT PARTY DESCRIBED IN EXHIBIT "A", AND THE NUMBER OF TRANSFERS IS UNLIMITED.  ISSUER AGREES THAT IT WILL EFFECT ANY TRANSFERS IMMEDIATELY UPON PRESENTATION TO ISSUER THIS LETTER OF CREDIT AND A WRITTEN TRANSFER REQUEST SUBSTANTIALLY IN THE FORM OF THE COMPLETED TRANSFER FORM ATTACHED HERETO AS EXHIBIT "D", TOGETHER WITH PAYMENT BY THE BENEFICIARY OF THE ISSUER'S STANDARD FEE FOR TRANSFER.

EXCEPT AS OTHERWISE EXPRESSLY MODIFIED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998, PUBLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE "ISP").  AS TO MATTERS NOT GOVERNED BY THE ISP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [MINNESOTA].

ISSUER:

By: _______________________AUTHORIZED SIGNATURE

Its: _______________________

EXHIBIT "A"
TO LETTER OF CREDIT NO. __________

SIGHT DRAFT

Sight Draft

$______________

At sight, pay to the order of [Name of Beneficiary to be inserted], the amount of USD $______________ (_______________________ and 00/100ths U.S. Dollars).

Drawn under [Name of Issuer to be inserted] Standby Letter of Credit No. ______________.

Dated:  _____________, 20____

[Name of Beneficiary to be inserted]

By:_________________________________
Its Authorized Representative and [Title
or Other Official Capacity to be inserted]

EXHIBIT "B"

TO LETTER OF CREDIT NO. ________

DRAWING CERTIFICATE
LEASE DEFAULT

[Issuing Bank]
[Address]
[Attention]

Re:  LETTER OF CREDIT NO. _________ (the "Letter of Credit")

Ladies/Gentlemen:

The undersigned (the "Beneficiary") is the Beneficiary of the Letter of Credit and is the landlord under that certain Baker Technology Plaza Multi-Tenant Lease Agreement, dated as of _______, 2007 (as thereafter amended, the "Lease") between the undersigned and Wireless Ronin Technologies Inc. (the "Tenant").  The Beneficiary hereby certifies to ________, as issuer of the LC (the "Issuer") as follows:

1.  The Beneficiary is the Landlord under the Lease.

2.  The Beneficiary has complied with all of its obligations under the Lease, and is not in default of any provision of the Lease.

3.  The following material default by the Tenant has occurred under the Lease:

________________________________________________________________
[describe in reasonable summary detail]

4.  By reason of such material default, the following amount is due and payable by the Tenant to the Beneficiary under the Lease and has not been paid and is in default:

____________________________ ($________)
[fill in amount in words and numbers]

5.  The Beneficiary has given notice in writing to the Tenant of the occurrences described in paragraph 3 above and the amount due as set forth in paragraph 4 above at least ten (10) days prior to the date of this Certificate and has delivered a copy of this Certificate to Tenant.

6.  Pursuant to the Lease, the Beneficiary is authorized to draw the lesser of (i) the amount set forth in paragraph 4 above, or (ii) the amount available for drawing under the Letter of Credit as of the date of this drawing.  Such lesser amount is _______________ ($______), and such lesser amount is entered on the sight draft submitted with this Certificate.

B-1

The amount of the sight draft accompanying this Certificate should be paid to the undersigned, as Beneficiary, by wire transfer to:

[insert wire instructions here]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the _____ day of __________, 20__.

[Beneficiary]

By:_____________________________
Name:__________________________                                                                Title:____________________________

[NOTARY ACKNOWLEDGMENT]

[TO BE SIGNED BY A PERSON PURPORTING TO BE AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY AND INDICATING THEIR TITLE OR OTHER OFFICIAL CAPACITY, AND ACKNOWLEDGED BY A NOTARY PUBLIC.]

B-2

EXHIBIT "C"

TO LETTER OF CREDIT NO. ________

DRAWING CERTIFICATE
NON-RENEWAL

[Issuing Bank]
[Address]
[Attention]

Re:  LETTER OF CREDIT NO. _________ (the "Letter of Credit")

Ladies/Gentlemen:

The undersigned (the "Beneficiary") is the Beneficiary of the Letter of Credit and is the landlord under that certain Baker Technology Plaza Multi-Tenant Lease Agreement, dated as of _______, 2007 (as thereafter amended, the "Lease") between the undersigned and Wireless Ronin Technologies Inc. (the "Tenant").  The Beneficiary hereby certifies to ________, as issuer of the LC (the "Issuer") as follows:

1.  The Beneficiary is the Landlord under the Lease.

2.  The Beneficiary has complied with all of its obligations under the Lease, and is not in default of any provision of the Lease.

3.  The expiration date of the Letter of Credit is scheduled for a date that is (a) earlier than August 1, 2014, and (b) for a date less than 30 days after the date hereof.

4.  The Beneficiary has (a) received notice from the Issuer that the Issuer shall not extend the expiration date of the Letter of Credit beyond the expiration date of the Letter of Credit described in paragraph 3 above, and (b) not received a replacement or substitute letter of credit as required by the Lease with an expiration date more than 30 days after the date hereof.

5.  The Beneficiary has delivered a copy of this Certificate to Tenant.

6.  Pursuant to the Lease, the Beneficiary is drawing the following amount:

____________________________ ($________)
[fill in amount in words and numbers; may not exceed the amount available for drawing under the Letter of Credit]

under the Letter of Credit with respect to payment of and application to amounts that are now past due and owing under the Lease and pro-rata payment of and application to amounts that will be owing under the Lease and shall so apply such amounts being drawn.

6.  The amount of the sight draft accompanying this Certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Agreement.

The amount of the sight draft accompanying this Certificate should be paid to the undersigned, as Beneficiary, by wire transfer to:

[insert wire instructions here]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the _____ day of __________, 20__.

[Beneficiary]

By:_____________________________
Name:__________________________                                                                Title:____________________________

[NOTARY ACKNOWLEDGMENT]

[TO BE SIGNED BY A PERSON PURPORTING TO BE AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY AND INDICATING THEIR TITLE OR OTHER OFFICIAL CAPACITY, AND ACKNOWLEDGED BY A NOTARY PUBLIC.]

C-1

EXHIBIT "D"
TO LETTER OF CREDIT NO._________

FORM OF TRANSFER REQUEST

[Issuing Bank]
[Address]
[Attention]

Re:  LETTER OF CREDIT NO. _________ (the "Letter of Credit")

The undersigned, as the current "Beneficiary" of the above referenced Letter of Credit, hereby requests that you reissue the Letter of Credit in favor of the transferee named below [INSERT TRANSFEREE NAME AND ADDRESS BELOW]:

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made.  All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The Letter of Credit is returned herewith, and the undersigned requests that you endorse the transfer on the reverse of the Letter of Credit, and forward the Letter of Credit direct to the transferee with your customary notice of transfer.

DATED:
[beneficiary]

By:_____________________________
Name:__________________________                                                                Title:____________________________

[NOTARY ACKNOWLEDGMENT]

[TO BE SIGNED BY A PERSON PURPORTING TO BE AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY AND INDICATING THEIR TITLE OR OTHER OFFICIAL CAPACITY, AND ACKNOWLEDGED BY A NOTARY PUBLIC.]

D-1